American Beacon Bahl & Gaynor Small Cap Growth Fund

Supplement dated June 3, 2022 to the Prospectus and Summary Prospectus, each dated May 1, 2022

Effective immediately, the following changes are made to the American Beacon Bahl & Gaynor Small Cap Growth Fund’s Prospectus and Summary Prospectus:

A.	On page 6 of the Prospectus and Summary Prospectus, under the heading “Fund Summaries – American Beacon Bahl & Gaynor Small Cap Growth Fund – Portfolio Managers – Bahl & Gaynor Investment Counsel,” the table is deleted and replaced with the following:

Bahl & Gaynor Investment Counsel	Edward A. Woods, CFA
Vice President, Principal & Portfolio Manager
Since Fund Inception (2014)
Scott D. Rodes, CFA
Vice President, Principal & Portfolio Manager
Since Fund Inception (2014)
James E. Russell, Jr.
Vice President, Principal & Portfolio Manager
Since 2018	Stephanie S. Thomas, CFA Vice President, Principal & Portfolio Manager Since Fund Inception (2014) Nicholas W. Puncer, CFA, CFP® Vice President, Principal & Portfolio Manager Since 2018

B.	On page 44 of the Prospectus, under the heading “Fund Management – The Sub-Advisors – BAHL & GAYNOR INC., D/B/A BAHL & GAYNOR INVESTMENT COUNSEL (“Bahl & Gaynor”),” the information regarding Edward A. Woods, Scott D. Rodes, and James E. Russell, Jr. is deleted and replaced with the following:

Edward A. Woods, CFA is Vice President, Principal & Portfolio Manager and he joined the firm in 2004. He is a member of the Bahl & Gaynor Investment Committee and is responsible for portfolio management, investment research, and client management. Mr. Woods has served as a Primary Portfolio Manager on the Bahl & Gaynor Small Cap Quality Growth strategy since its inception in 2005. Prior to joining the firm, Mr. Woods was a Vice President and Senior Investment Counselor with the Northern Trust Company in Chicago. He was responsible for investment management of client relationships, investment analysis, and was a member of the Equity Selection, Fixed Income and Asset Allocation committees. Mr. Woods received a B.A. from Wittenberg University and an MBA from the University of Cincinnati, and is a CFA® charterholder and a member of the Cincinnati Society of Financial Analysts.

Scott D. Rodes, CFA is Vice President, Principal & Portfolio Manager and he joined the firm in 2001. He is a member of the Bahl & Gaynor Investment Committee and is responsible for portfolio management, investment research, and client management. Mr. Rodes has served as a Portfolio Manager on the Bahl & Gaynor

Small Cap Quality Growth strategy since its inception in 2005. Prior to joining the firm, Mr. Rodes was a Vice President and Senior Investment Counselor with the Northern Trust Company in Chicago. He was responsible for investment management of client relationships, investment analysis, and was a member of the Investment Committee. Mr. Rodes received a B.E.M.E from Vanderbilt University and an MBA from Xavier University. Mr. Rodes is a CFA charterholder and a member and past President of the Cincinnati Society of Financial Analysts.

James E. Russell, Jr. is Vice President, Principal & Portfolio Manager and he joined Bahl & Gaynor Investment Counsel in 2014. He is a member of the Bahl & Gaynor Investment Committee and is responsible for portfolio management, investment research, and client management. Prior to joining Bahl & Gaynor, Mr. Russell was the Senior Equity Strategist and Regional Investment Director of US Bank Wealth Management. His responsibilities included participation in establishing nationwide asset allocation, compliance oversight of investment professionals, thought leadership and media interaction and high net worth account management. Mr. Russell received a M.B.A. from Emory University and a B.S. from Centre College of Kentucky.

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